DELAWARE GROUP® ADVISER FUNDS
Delaware Diversified Income Fund
Delaware U.S. Growth Fund

Supplement to the Funds' Statutory Prospectuses dated February 26, 2016
 (as amended and restated on May 2, 2016)

DELAWARE POOLED® TRUST
Delaware REIT Fund

Supplement to the Fund's Statutory Prospectus dated February 26, 2016
 (as amended and restated on August 31, 2016)

DELAWARE GROUP EQUITY FUNDS II
Delaware Value® Fund

Supplement to the Fund's Statutory Prospectus dated March 29, 2016
(as amended and restated on May 2, 2016)

DELAWARE GROUP EQUITY FUNDS V
Delaware Small Cap Core Fund
Delaware Small Cap Value Fund

Supplement to the Funds' Statutory Prospectuses dated March 29, 2016
 (as amended and restated on May 2, 2016)

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund

Supplement to the Fund's Statutory Prospectus dated March 29, 2016
 (as amended and restated on May 2, 2016)

DELAWARE GROUP EQUITY FUNDS IV
Delaware Smid Cap Growth Fund

Supplement to the Fund's Statutory Prospectus dated July 29, 2016

 (each a "Fund" and collectively, the "Funds")

Effective immediately, the following replaces the information in each Fund's statutory prospectus section entitled "About your account – Choosing a share class – Class R6":

Class R6
•	Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.
•	Class R6 shares do not assess a 12b-1 fee.
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
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Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred

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compensation plans. In addition for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

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In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment.  These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

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Except for the institutional investors and high net worth individuals who are eligible to purchase Class R6 shares as noted above, Class R6 shares generally are not available to nonretirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, owner-only 401(k) plans, or 529 college savings plans.

•      Class R6 shares may not be available through certain financial intermediaries.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 28, 2016.